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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 1, 1999, in the Registration Statement (Form S-1) and related Prospectus of Midwest Medical Insurance Holding Company and Subsidiaries dated May 1, 1999.


                                                           /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 26, 1999